SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 3, 2007
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)
By written consent executed June 27, 2007, the Board of Directors appointed William M. Fairl to the position of President, U.S. Operations, of CACI-INC. FEDERAL. Mr. Fairl ceases to be Chief Operating Officer, U.S. Operations, of CACI-INC. FEDERAL. He succeeds Paul M. Cofoni as President, U.S. Operations, of CACI-INC. FEDERAL following Mr. Cofoni's previously disclosed promotion to CEO and President of CACI International Inc (the "Company"). Mr. Fairl's promotion is effective July 1, 2007.

(c) (1)
By written consent executed June 27, 2007, the Board of Directors appointed Randall C. Fuerst to the position of Chief Operating Officer, U.S. Operations, of CACI-INC. FEDERAL, effective July 1, 2007. He will thus become the Company's principal operating officer.

(2)
Biographical and other information about Mr. Fairl required by Item 401(b), (d) and (e) of Regulation S K is incorporated by reference from the Company's definitive Proxy Statement filed October 16, 2006 with the Securities and Exchange Commission, under the heading "Executive Officers." Biographical and other information about Mr. Fuerst is as follows:

Randall C. Fuerst, age 51, is an IT executive with 26 years of experience in the delivery and management of technology systems and services across the federal government. He joined the Company in January 2005 as Executive Vice President of its managed network services line of business. Previously, he was Senior VP of Operations for Titan Corporation's Enterprise Services and Solutions Sector, from March 2003 to December 2004; Chief Operating Officer of Corbett Technologies, an information assurance firm, from July 2002 to January 2003; and Senior Vice President with STG, Inc., an IT, engineering and scientific services company, from June 2001 to June 2002. Mr. Fuerst began his career in 1980 with BTG, Inc., an information and technical services firm.

There are no transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Cofoni was a participant.

(3)
In connection with Mr. Fuerst's appointment, his annual base salary was changed from $300,000 to $350,000. In addition, Mr. Fuerst's incentive bonus target, which is based upon achievement of Company profitability and personal goals, will be changed from $415,000 to $575,000. Mr. Fuerst was provided a one time grant of 25,000 stock settled appreciation rights (SSARs) on July 2, 2007 at an exercise price of $48.83, and continues to be eligible for long-term incentive awards in the form of SSARs, restricted stock or other methods approved by the Compensation Committee.

(e)
In connection with Mr. Fairl's new position as President, U.S. Operations, of CACI-INC. FEDERAL, his annual base salary was changed from $338,640 to $425,000. In addition, Mr. Fairl's incentive bonus target, which is based upon achievement of Company profitability and personal goals, will be changed from $668,600 to $775,000. Mr. Fairl was provided a one time grant of 25,000 stock settled appreciation rights (SSARs) on July 2, 2007 at an exercise price of $48.83, and continues to be eligible for long-term incentive awards in the form of SSARs, restricted stock or other methods approved by the Compensation Committee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:
/s/ Arnold D. Morse
Arnold D. Morse Senior Vice President, Chief Legal Officer and Secretary